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                                                                    Exhibit 23.2

The Board of Directors of Aquatic Cellulose International Corp.:


We consent to the use of our report dated July 24, 2000 and to the reference to our firm under the heading "Experts" in this Form SB-2.


/s/ KPMG LLP


Kelowna, Canada

June 12, 2001